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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

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Date of Report May 18, 1998
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            First Union Real Estate Equity and Mortgage Investments
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(Exact name of registrant as specified in its charter)


          Ohio                        1-6249                   34-6513657
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State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
                                                         Identification No.)

     Suite 1900, 55 Public Square
           Cleveland, Ohio                                    44113-1937
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 (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:         (216) 781-4030
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Former name or former address, if changed since last report.


Total number of pages in report 2.
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ITEM 5. OTHER EVENTS

     On May 18, 1998, Registrant, First Union Real Estate Equity and Mortgage Investments, an Ohio real estate investment trust, announced that its Board of Trustees had terminated the employment of its Chairman, President and Chief Executive Officer, James C. Mastandrea.

     Exhibit
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     (99a)     Press Release announcing termination of employment of James C.
               Mastandrea.

     (99b)     Term Sheet for Termination of Employment of James C. Mastandrea.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      First Union Real Estate Equity
                                       and Mortgage Investments
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                                             (Registrant)


Date: May 18, 1998                    By: /s/ Paul F. Levin
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                                              Paul F. Levin
                                              Senior Vice President
                                              Secretary and General Counsel